UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report - October 13, 2004


                        DUALSTAR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-25552                   13-3776834
       State or other       (Commission File Number)         (IRS Employer
      Jurisdiction of                                        Identification
       Incorporation                                            Number)


       47-25 34th Street, Long Island City, New York          11101
       ---------------------------------------------       ----------
          (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (718) 784-2514


                  11-30 47th Avenue, Long Island City, NY 11101
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     Announcement of Inability to Timely File Annual Report on Form 10-K. Registrant, on October 13, 2004, issued a press release announcing its inability to timely file its Annual Report on 10-K for the fiscal year ended June 30, 2004, which report is due on October 13, 2004 following a previous request for an extension to the Securities and Exchange Commission. As described in the press release, the delay is attributable primarily to the inability of the Company's independent public accountants to complete its audit of the year-end financial statements. The auditors have advised the Company that it will likely issue a qualified opinion based on uncertainty as to whether the Company can continue as a going concern. It is expected that the Annual Report will be filed by the end of October 2004. A copy of the press release is attached as Exhibit 99.

Item 9.01      Financial Statements and Exhibits.

       (c)     Exhibits.

       99 Press release of DualStar Technologies Corporation, issued October 13, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUALSTAR TECHNOLOGIES CORPORATION
                                            (Registrant)



                                   By: /s/ Michael Giambra
                                       -------------------
                                       MICHAEL GIAMBRA
                                       Vice President - Chief Accounting Officer

Dated: October 13, 2004

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                  Exhibit Description

   99 Press Release of DualStar Technologies Corporation, issued October 13, 2004.